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                                                                       Exhibit 1

    INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement No. 33-72086 of The Talbots, Inc. on Form S-8 of our report dated June 16, 1998 appearing in this Annual Report on Form 11-K of The Talbots, Inc. Retirement Savings Voluntary Plan for the year ended December 31, 1997.

     /s/ DELOITTE & TOUCHE LLP
         ---------------------

     Boston, Massachusetts
     June 29, 1998






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